EXHIBIT 99.1

					    JOINT FILER INFORMATION


					   OTHER REPORTING PERSON(s)

1.  PARKCENTRAL CAPITAL
MANAGEMENT, L.P.

			 ITEM						INFORMATION

Name:
Parkcentral Capital Management, L.P.

Address:						 2300 West Plano
Parkway
							    Plano, Texas 75075

Designated Filer:
Parkcentral Global Hub Limited

Date of Event Requiring Statement
March 17, 2006
(Month/Day/Year):

Issuer Name and Ticker or Trading
PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

Relationship of
Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date
Original Filed	 NA
(Month/Day/Year):

Individual or Joint/Group
Filing:	 Form filed by More than One Reporting Person

Signature:
By:	   /s/ David Radunsky
									   ----------------------------

							    Name:    David Radunsky
							    Title:   Chief Operating
Officer
							    Date:    April 12, 2006







2.
STEVEN BLASNIK


			 ITEM						INFORMATION

Name:						    Steven
Blasnik

Address:						 2300 West Plano Parkway
							    Plano,
Texas 75075

Designated Filer:				  Parkcentral Global Hub Limited


Date of Event Requiring Statement	 March 17, 2006
(Month/Day/Year):


Issuer Name and Ticker or Trading	 PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]

Symbol:

Relationship of Reporting Person(s)    10% Owner
to
Issuer:

If Amendment, Date Original Filed	 NA
(Month/Day/Year):


Individual or Joint/Group Filing:	 Form filed by More than One Reporting
Person

Signature:
							    By:	   /s/ Steven Blasnik

----------------------------
							    Name:    Steven Blasnik

							    Date:    April 12, 2006








3.  PETRUS
SECURITIES, L.P.


			 ITEM						INFORMATION

Name:
Petrus Securities, L.P.

Address:						 2300 West Plano Parkway

							    Plano, Texas 75075

Designated Filer:				  Parkcentral
Global Hub Limited

Date of Event Requiring Statement	 March 17, 2006

(Month/Day/Year):

Issuer Name and Ticker or Trading	 PRG-SCHULTZ
INTERNATIONAL, INC. [PRGX]
Symbol:

Relationship of Reporting
Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
NA
(Month/Day/Year):

Individual or Joint/Group Filing:	 Form filed
by More than One Reporting Person

Signature:					    By:	   /s/ David
Radunsky
									   ----------------------------
							    Name:
David Radunsky
							    Title:   Chief Operating Officer

Date:    April 12, 2006





4.  HILL AIR COMPANY I, LLC



			 ITEM						INFORMATION

Name:						    Hill Air Company I, LLC


Address:						 2300 West Plano Parkway
							    Plano, Texas 75075


Designated Filer:				  Parkcentral Global Hub Limited

Date of Event
Requiring Statement	 March 17, 2006
(Month/Day/Year):

Issuer Name
and Ticker or Trading	 PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:


Relationship of Reporting Person(s)    10% Owner
to Issuer:

If
Amendment, Date Original Filed	 NA
(Month/Day/Year):

Individual or
Joint/Group Filing:	 Form filed by More than One Reporting Person


Signature:					    By:	   /s/ David Radunsky

----------------------------
							    Name:    David Radunsky

							    Title:   Chief Operating Officer
							    Date:    April
12, 2006